SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056
(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

99.1	Press Release dated July 29, 2004 announcing financial results for the second quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On July 29, 2004, the Company issued a press release announcing its financial results for its second quarter ended June 30, 2004. A copy of the press release is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 29, 2004	ISCO International, Inc.

	By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Exhibit Index
99.1*	Press Release dated July 29, 2004 announcing financial results for the second quarter ended June 30, 2004.

*	Filed herewith.